UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 29, 2024

Chevron Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-00368	94-0890210
(State or other jurisdiction of incorporation )	(Commission File Number)	(I.R.S. Employer Identification No.)

5001 Executive Parkway, Suite 200	San Ramon,	CA	94583
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code: (925) 842-1000

N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $.75 per share	CVX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a)	The 2024 Annual Meeting of Stockholders of Chevron Corporation ("Chevron") was held on Wednesday, May 29, 2024.
(b)	Chevron stockholders voted on the matters set forth below, with final voting results indicated. For the election of Directors in an uncontested election, each nominee who received a majority of votes cast (i.e., the number of shares voted for exceeded the number of shares voted against, excluding abstentions) was elected a Director. All other items were approved if the number of shares voted for exceeded the number of shares voted against, excluding abstentions.

(1)	All nominees for election to the Chevron Board of Directors (“Board”) were elected, each for a one-year term, based upon the following votes:
Nominee	Votes For		Votes Against	Abstentions	Broker Non-Votes
Wanda M. Austin	1,271,396,000	97.4%	33,383,106	3,021,035	263,412,409
John B. Frank	1,267,543,431	97.2%	37,116,950	3,139,760	263,412,409
Alice P. Gast	1,268,675,085	97.2%	36,142,274	2,982,782	263,412,409
Enrique Hernandez, Jr.	1,222,141,563	93.7%	82,382,081	3,276,497	263,412,409
Marillyn A. Hewson	1,281,732,946	98.2%	23,150,406	2,916,789	263,412,409
Jon M. Huntsman Jr.	1,268,569,520	97.2%	36,085,980	3,144,641	263,412,409
Charles W. Moorman	1,253,299,287	96.1%	51,284,521	3,216,333	263,412,409
Dambisa F. Moyo	1,281,933,651	98.3%	22,619,118	3,247,372	263,412,409
Debra Reed-Klages	1,278,475,369	98.0%	25,995,043	3,329,729	263,412,409
D. James Umpleby III	1,276,734,817	97.9%	27,473,485	3,591,839	263,412,409
Cynthia J. Warner	1,284,486,337	98.4%	20,321,652	2,992,152	263,412,409
Michael K. Wirth	1,241,381,900	95.3%	61,436,091	4,982,150	263,412,409

(2)	The Board’s proposal to ratify the appointment of PricewaterhouseCoopers LLP as Chevron’s independent registered public accounting firm for 2024 was approved based upon the following votes:
Votes For	1,516,907,390	96.7%
Votes Against	51,109,923	3.3%
Abstentions	3,195,237
Broker Non-Votes	Brokers were permitted to cast stockholder non-votes (i.e., uninstructed shares) at their discretion on this proposal item, and such non-votes are reflected in the votes for or against or abstentions.

(3)	The Board’s proposal for stockholders to approve, on an advisory basis, the compensation of Chevron’s named executive officers was approved based upon the following votes:
Votes For	1,246,718,336	95.8%
Votes Against	54,030,151	4.2%
Abstentions	7,051,654
Broker Non-Votes	263,412,409

(4)	The stockholder proposal to report on voluntary carbon reduction risks was not approved based upon the following votes:
Votes For	19,799,653	1.5%
Votes Against	1,272,375,728	98.5%
Abstentions	15,624,760
Broker Non-Votes	263,412,409

(5)	The stockholder proposal to report on plastic demand scenario was not approved based upon the following votes:
Votes For	97,491,565	7.6%
Votes Against	1,194,561,648	92.4%
Abstentions	15,746,928
Broker Non-Votes	263,412,409

(6)	The stockholder proposal to commission a third-party report on human rights practices was not approved based upon the following votes:
Votes For	286,557,289	22.2%
Votes Against	1,005,257,027	77.8%
Abstentions	15,985,825
Broker Non-Votes	263,412,409

(7)	The stockholder proposal to report on tax practices was not approved based upon the following votes:
Votes For	193,282,634	14.9%
Votes Against	1,105,372,064	85.1%
Abstentions	9,145,443
Broker Non-Votes	263,412,409

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 31, 2024

CHEVRON CORPORATION
By:	/s/ Rose Z. Pierson
Rose Z. Pierson
Assistant Secretary